UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 5, 2009

Biolase Technology, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-19627	87-0442441
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4 Cromwell, Irvine, California		92618
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	949-361-1200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information set forth below under Item 5.02(e) is incorporated by reference into this Item 1.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amendment to Employment Agreement of David M. Mulder

On March 5, 2009, Biolase Technology, Inc. (the "Company") filed a Current Report on Form 8-K with the Securities and Exchange Commission, which was amended by Amendment No. 1 to the Current Report on Form 8-K, filed on March 13, 2009 (together, the "March Form 8-K") to disclose, among other things, the appointment of David M. Mulder, previously the Company’s Chief Financial Officer, to the position of Chief Executive Officer. The Company disclosed in the March Form 8-K that it had entered into a letter agreement amending Mr. Mulder’s employment agreement with the Company.

The purpose of this second amendment to the March Form 8-K is to disclose that the Company has entered into a second letter agreement, dated April 3, 2009, further modifying the terms and conditions of Mr. Mulder’s employment with the Company (the "Second Letter Agreement"). Under the terms of the Second Letter Agreement, Mr. Mulder will receive an annual base salary of $250,000. In addition, Mr. Mulder is eligible to receive a maximum annual performance bonus of up to $150,000, which is determined by the achievement of certain criteria established by the Board of Directors of the Company. Finally, until December 31, 2009, Mr. Mulder will be provided with a temporary apartment in Irvine, California that is reasonable to both the Company and Mr. Mulder. One-half of the rental cost of this apartment will be counted toward the relocation expenses cap as set forth in Mr. Mulder’s employment agreement.

In connection with his appointment, Mr. Mulder was granted a nonqualified stock option to purchase 100,000 shares of the Company’s common stock, at fair market value as of the close of business on April 3, 2009. This option will vest in twelve equal consecutive quarterly installments, beginning three months from the date of grant.

There was no arrangement or understanding pursuant to which Mr. Mulder was selected as Chief Executive Officer, and there are no related party transactions between the Company and Mr. Mulder reportable under Item 404(a) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biolase Technology, Inc.

April 8, 2009	By:	/s/ David M. Mulder

Name: David M. Mulder
Title: Chief Executive Officer